Exhibit 32.2
CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Report”) on the Form 10-K/A of Regency Resources, Inc. (the “Company”) for the year ended December 31, 2010 , as filed with the Securities and Exchange Commission on the date hereof, I, Dragan Bozanic, Chief Accounting Officer, Chief Financial Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The  Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this  Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: October 28, 2011

DRAGAN BOZANIC
Dragan Bozanic
Chief Accounting Officer
Chief Financial Officer and Director